UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 24, 2008 (March 24, 2008)
Commission File No. 000-22390

SHARPS COMPLIANCE CORP.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State Or Other Jurisdiction Of Incorporation Or Organization)	74-2657168 (IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory arrangements of Certain Officers

Item 5.02(c). Appointment of Principal Officers.

On March 24, 2008, Sharps Compliance Corp. (the "Company" or “Sharps”) announced the appointment of Al Aladwani to Sr. Vice President of Operations of the Company (a corporate officer position). Mr. Aladwani comes to Sharps from Generic Medical Devices (“GMD”), a developer and manufacturer of medical devices, where he served as Vice President of Operations. Prior to GMD, Mr. Aladwani served in various operational roles with Cyberonics, Inc., Creos Medical and Ohmeda Medical. Mr. Aladwani has extensive medical device, FDA and ISO experience as well as lean manufacturing certification from Purdue University. Mr. Aladwani graduated in 1978 with a BA in Business Administration from Kuwait University.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Mr. Aladwani executed an offer letter from the Company, pursuant to which he agreed to serve as the Sr. Vice President of Operations of the Company. The offer letter is effective as of March 24, 2008 and provides that Mr. Aladwani will receive an annual base salary of $160,000 (payable at the bi-weekly rate of $6,153.85). In accordance with the appointment, Mr. Aladwani will receive (90 days from the date of employment and subject to continued employment) an option to purchase 25,000 shares of the Company's common stock under the Sharps Compliance 1993 Stock Plan.  The option will have a seven (7) year term and vests at the rate of 33.3% per year (at each of the first three anniversary dates). The exercise price of the option will be the closing price on the date of the grant (90 days from date of employment, subject to continued employment).

In connection with his employment, the Company and Mr. Aladwani entered into a Non-Competition and Confidentiality Agreement. The complete text of the Offer Letter and the Non-Competition and Confidentiality Agreement are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.02(e). Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.02(c) above regarding the offer letter and the compensation arrangement is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter between Sharps Compliance Corp. and Al Aladwani.

10.2	Non-Competition and Confidentiality Agreement between Sharps Compliance Corp. and Al Aladwani.

99.1	Press Release naming Al Aladwani as Sr. Vice President of Operations of Sharps Compliance Corp., effective March 24, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SHARPS COMPLIANCE CORP.

By:	/s/ David P. Tusa
Executive Vice President , Chief Financial Officer and Business Development

Dated: March 24, 2008

Index to Exhibits

Exhibit No.	Description

10.1	Offer Letter between Sharps Compliance Corp. and Al Aladwani.

10.2	Non-Competition and Confidentiality Agreement between Sharps Compliance Corp. and Al Aladwani.

99.1	Press Release naming Al Aladwani as Sr. Vice President of Operations of Sharps Compliance Corp., effective March 24, 2008